SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
November 27, 2006

Date of Report (date of earliest event reported)
OmniVision Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-29939	77-0401990

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
1341 Orleans Drive
Sunnyvale, California 94089-1136

(Address of principal executive offices)
(408) 542-3000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 27, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of OmniVision Technologies, Inc. (“OmniVision”) approved the payment of cash bonuses/profit sharing awards under OmniVision’s Executive Officer Profit Sharing/Bonus Plan (the “Plan”) for the fiscal quarter ended October 31, 2006. The payments are consistent with the terms of the Plan and will be paid to certain executive officers of OmniVision. The following is a list of the “named executive officers” (as such term is defined by the rules of the Securities and Exchange Commission) that will be receiving such payments under the Plan:

Name of Officer	Cash Payment Amount
Shaw Hong	$15,000
Xinping He	$13,500
Y. Vicky Chou	$12,500
Peter Leigh	$10,500

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 1, 2006

OmniVision Technologies, Inc.
By:	/s/ SHAW HONG
Shaw Hong
President and Chief Executive Officer